UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2012 (December 18, 2012)

INKSURE TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-24431	84-1417774
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

589 Fifth Avenue, Suite 401, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(646) 233-1454
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the Annual Meeting, the Company elected five directors, each for a one-year term of office to serve until the Company's 2013 Annual Meeting of stockholders, or until his successor is elected and qualified. The nominated directors received the following votes:

DIRECTOR	FOR	WITHHOLD
Gadi Peleg	23,358,636	48,100
Jonathan Bettsack	23,286,783	119,953
Alon Raich	23,358,636	48,100
David W. Sass	23,358,636	48,100
Pierre Schoenheimer	23,327,636	79,100

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INKSURE TECHNOLOGIES, INC.

Date: December 21, 2012

By: /s/ Tal Gilat
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Name: Tal Gilat
Title: President and Chief Executive Officer